                                                                    EXHIBIT 10.e


                    REAFFIRMATION OF FORECLOSURE GUARANTEE


         THIS REAFFIRMATION OF FORECLOSURE GUARANTEE dated as of June 30, 1993, executed and delivered by MARRIOTT MDAH ONE CORPORATION (the "Guarantor") in favor of NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, formerly known as The Citizens and Southern National Bank (the "Lender").

         WHEREAS, Marriott Diversified American Hotels, L.P. (the "Borrower") and the Lender entered into that certain Loan Agreement dated as of February 7, 1990 (the "Existing Loan Agreement");

         WHEREAS, in connection with the Existing Loan Agreement, the Guarantor executed and delivered that certain Foreclosure Guarantee dated as of February 7, 1990 (the "Guaranty") in favor of the Lender, a copy of which is attached hereto as Exhibit A, providing for the Guarantor's guaranty of collection of certain indebtedness and obligations of the Borrower owing to the Lender;

         WHEREAS, the Borrower is in default of its obligations under the Existing Loan Agreement and the Lender and the Borrower are to restructure such obligations by amending and restating the Existing Loan Agreement pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement");

         WHEREAS, the Guarantor has reviewed the Loan Agreement; and

         WHEREAS, it is a condition to Lender's restructuring such obligations pursuant to the Loan Agreement that the Guarantor execute and deliver this Reaffirmation of Guaranty;

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Guarantor hereby acknowledges, the Guarantor hereby agrees as follows:

         Section 1. Amendment. The Guaranty is hereby amended by deleting the
                    ---------
symbols and numbers "$128,000,000" from Section 3 thereof, and substituting in its place the symbols and numbers "$137,336,857".

         Section 2. Reaffirmation. The Guarantor hereby reaffirms its continuing
                    -------------
obligations to the Lender under the Guaranty, as amended hereby, and agrees that neither the transactions contemplated by the Loan Agreement, nor any future agreements or arrangements whatsoever by the Lender with the Borrower relating to the Loan Agreement, any of the Loan Documents, or any collateral thereunder, shall in any way affect the validity and enforceability of the Guaranty, as amended hereby, or reduce, impair or discharge the obligations of the Guarantor thereunder.

         Section 3. Subrogation. The Guarantor hereby forever waives and
                    -----------
releases any and all claims or causes of action the Guarantor may have against the Borrower arising by reason of any payment by the Guarantor to the Lender pursuant to the Guaranty, as amended hereby, whether such claim or cause of action arises by way of any common-law right of subrogation, by way of any other applicable law or statutes, or by way of any written or oral agreement between the Guarantor and the Borrower. The foregoing waiver may not be revoked by the Guarantor without the prior, written consent of the Lender.

         Section 4. References. The Guarantor agrees that each reference to the
                    ----------
Existing Loan Agreement in the Guaranty, as amended hereby, or any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, and as the Loan Agreement may from time to time be further amended, supplemented, restated or otherwise modified in accordance with the terms thereof.

         Section 5. Defined Terms. Terms not otherwise defined herein are used
                    -------------
herein as defined in the Loan Agreement.

         Section 6. Governing Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of Georgia.

         Section 7. Effective Date. This Agreement shall be deemed effective on
                    --------------
and as of the Effective Date.




                            [Signature on Next Page]

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         IN WITNESS WHEREOF, the Guarantor has executed and delivered this
Reaffirmation of Foreclosure Guarantee under seal as of the date first written above.


                                           MARRIOTT MDAH ONE CORPORATION


                                           By: /s/ Jeffrey P. Mayer
                                              ----------------------------------
                                              Name: Jeffrey P. Mayer
                                              Title: Vice-President

EXHIBIT A TO REAFFIRMATION OF FORECLOSURE GUARANTEE


WPPWRC/199/012990


                             FORECLOSURE GUARANTEE
                             ---------------------

         THIS GUARANTEE, made as of the 7th day of February, 1990, by MARRIOTT MDAB ONE CORPORATION, a corporation organized under the laws of the State of Delaware, having an office at 10400 Fernwood Road, Bethesda, Maryland 20058 (the "Guarantor"), in favor of The Citizens and Southern National Bank, a national banking institution having an office at 35 Broad Street, Atlanta, Georgia 30303 (the "Lender").

                             W I T N E S S E T H:

         WHEREAS, MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), and the Lender have entered into a Loan Agreement of even date herewith (the "Loan Agreement"), providing for the Lender to make a loan ("Loan") in the principal amount of $128,000,000 evidenced by a promissory note (the "Note") of even date herewith in said amount; and

         WHEREAS, the Guarantor is the sole general partner of the Borrower; and

         WHEREAS, the Guarantor desires that the Lender make the Loan, the Guarantor expecting to derive benefits, directly or indirectly, from the proceeds of the Loan;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor does hereby represent, covenant, warrant and agree with the Lender as follows:

         1. Loan Documents. The Guarantor acknowledges that it is fully familiar
            --------------
with the Loan Agreement, and all, other Loan Documents (as defined in the Loan Agreement).

         2. Defined Terms. Capitalized terms used herein without definition
            -------------
which are defined in the Loan Agreement shall have the same meaning when used herein as is given to such terms in the Loan Agreement.

         3. Foreclosure Obligations. The Guarantor does hereby irrevocably and
            -----------------------
unconditionally guaranty the collection by the Lender holding the Note of, and does hereby agree to pay to the Lender immediately upon demand following a foreclosure of all of the Mortgages or exercise of the power of sale thereunder, the amount, if any, by which (i) the lesser of (a) $25,000,000 or (b) the product of $25,000,000 multiplied by a fraction the numerator of which is the then outstanding principal amount of the Loan and the denominator of which is $128,000,000 exceeds (ii) the total amount received by the Lender with respect to the Loan upon foreclosure of the Mortgages or exercise of the power of sale thereunder ("Foreclosure Obligations").

         4. Guarantee Absolute. This Guarantee is an absolute, unconditional,
            ------------------
present and continuing guarantee of collection. No setoff, counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature (other than (a) performance by the Guarantor of the Foreclosure Obligations or (b) receipt by the Lender of a total amount equal to or greater than $25,000,000 with respect to the Loan upon foreclosure of the Mortgages or exercise of the power of sale thereunder) which the Guarantor has or may have with respect to a claim under this Guarantee, shall be available hereunder to the Guarantor against the Lender. Each and every default in any of the Foreclosure Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder against the Guarantor as each cause of action arises.

         5. Time, Method and Place of Payment. All payments of the Guarantor
            ---------------------------------
under or by virtue of this Guarantee shall be made in lawful money of the United States of America and in immediately available funds, to the Lender at its offices as specified in the Loan Agreement, or at such other place or places as the Lender may hereafter designate in writing. Any payments hereunder to be made by Guarantor will be due and payable within ten (10) business days of notice from the Lender stating the amount of the Foreclosure Obligations, as determined in accordance with the provisions of Paragraph 3 hereof.

         6. Waivers. Except as expressly provided herein to the contrary, the
            -------
Guarantor does hereby waive notice of acceptance of this Guarantee, notice of any liability to which it may apply, notice and proof of reliance by the Lender upon this Guarantee, presentment and demand for payment, notice of dishonor, protest and notice of protest or compliance with the terms and provisions of any of the Loan Documents, or of non-performance or non-observance thereof. The Guarantor hereby waives any and all legal requirements that the Lender institute any action or proceeding at law or in equity against the Borrower or any other Person with respect to the Loan Documents, or with respect to any security held by the Lender other than the Mortgaged Hotels pursuant to the provisions of Paragraph 3 hereof, as a condition precedent to bringing any action against the Guarantor under this Guarantee. All remedies afforded to the Lender by reason of this Guarantee are separate and cumulative, and the exercise of, or failure to exercise, one remedy shall not be deemed to exclude the exercise of, or in any way limit or prejudice, any other legal or equitable remedy or remedies available to the Lender. The Lender shall not be required to resort to any collateral through foreclosure or

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

otherwise other than the Mortgaged Hotels pursuant to the provisions of Paragraph 3 hereof, prior to the commencement of any action against the Guarantor or against the Borrower or any other Person on or in respect of any of the Foreclosure Obligations. The Guarantor agrees that the Lender shall not in any foreclosure proceeding under any of the Mortgages, be required to seek or obtain a deficiency judgment against the Borrower and that the obligations of the Guarantor shall in no way be diminished or otherwise affected by the failure to seek or obtain a deficiency judgment; and the Guarantor waives the right to claim any credit for the fair market value of the property foreclosed or for a deficiency judgment.

         7. Guarantor's Consent Not Required. So far as the Guarantor is
            --------------------------------
concerned, the Lender may at any time and from time to time without the consent of, or notice to, the Guarantor, and without impairing or releasing any of the Foreclosure Obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of, and/or change or extend the time of payment of, or modify, renew or alter, any security for the Loan, or any liability incurred directly or indirectly in respect thereto, or any of the Loan Documents, or consent to any of the foregoing, and this Guarantee shall apply to such security, liability and Loan Documents as so changed, extended, modified, renewed or altered, and each reference in this Guarantee to any or all of the security, liability, or Loan Documents shall include such change extensions, modification, renewal or alteration;

            (b) sell, exchange, release, surrender, realize upon or otherwise deal with any property, in any manner and in any order, at any time pledged or mortgaged by anyone to secure, or howsoever securing, the Loan, or any liabilities (including any of these hereunder) incurred directly or indirectly in respect thereof or hereof, and/or offset there against, or substitute or replace or surrender any of such property or consent to any of the foregoing;

            (c) exercise or refrain from exercising any rights against the Guarantor or any other Person or otherwise act or refrain from acting; and when making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on any other Person directly or indirectly liable in respect of the Foreclosure Obligations, and any failure by the Lender to make any such demand or to collect any payments from or require any performance by any other Person or any release of any other Person, shall not relieve the Guarantor of its Foreclosure Obligations hereunder, and shall not release, impair or affect the rights and remedies, expressed or implied, legal or equitable, of the Lender against the Guarantor (for the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings);

            (d) settle or compromise any of the Foreclosure Obligations, any security therefor or any liability incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the obligor thereon to creditors of such obligor other than the Lender, or consent to any of the foregoing;

            (e) apply any sums by whomsoever paid or howsoever realized to whatever obligations of the Borrower in respect of the Loan or the Loan Documents as are then outstanding, as the Lender may deem appropriate, regardless of what Foreclosure Obligations of the Guarantor then remain unsatisfied, the order and method of such application to be in the Lender's discretion, and should the same sums be insufficient to pay fully the liabilities and Foreclosure Obligations of the Guarantor hereunder, the Guarantor acknowledges that it shall remain liable for any deficiency; and

            (f) amend or otherwise modify, consent to or waive any breach of, or any act, omission or default under, the Loan Documents, or any of them, or consent to any of the foregoing.

         8. No Impairment or Defense. No failure or claimed failure to make any
            ------------------------
advance to Borrower or to extend, modify or vary the obligations of the Guarantor, nor any invalidity, irregularity or unenforceability of all or any part of the Foreclosure Obligations or of any security therefor or of any of the Loan Documents (including, without limitation, by reason of any insolvency or bankruptcy of the Borrower or other primary obligor or any disaffirming of any such obligation by or on behalf of the Borrower or other primary obligor), nor any delay on the part of the Lender in exercising any of its rights, powers or options hereunder or under any of the Loan Documents or a partial or single exercise thereof, shall affect, impair or be a defense to this Guarantee, and this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of collection without regard to the validity, regularity or enforceability of the Foreclosure Obligations, or of any of the Loan Documents or any other instrument, documents or rights of offset with respect thereto at any time or from time to time held by the Lender and without regard to any defense, offset or counterclaim which may at any time be available to or be asserted by an primary obligor or any other Person against the Lender and which constitutes, or might be construed to constitute, an equitable or legal discharge of the primary obligor or any other Person for the Foreclosure Obligations, or any part thereof, whether in bankruptcy proceedings or under any other circumstances.

         9.  Amendments; Governing Law. This Guarantee may not be waived,
             -------------------------
modified or amended except by an agreement in writing signed by the Lender and the Guarantor. The respective rights and obligations of the Guarantor and the Lender shall be governed by and construed in accordance with the Laws of the State of Georgia.

         10. Successors and Assigns. This Guarantee shall be binding upon and
             ----------------------
shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns, including, without limiting the generality of the foregoing, any permitted assignee of the Note. Except for the parties hereto and their respective successors and permitted assigns, no other Person shall be entitled to the benefits of this Agreement or to rely hereon.

         11. Actions and Proceedings. Any action or proceeding in connection
             -----------------------
with this Guarantee may be brought in a court of record of the State of Georgia, or the United States District Court for the Northern District of Georgia, the parties hereby consenting to the jurisdiction thereof, and service of process may be made upon any party by mailing a copy of the summons and complaint to such party, by registered or certified mail, at its address to be used for the giving of notices under this Guarantee. In an action or proceeding relating to this Guarantee, the parties mutually waive trial by jury.

         12. Costs and Expenses. The Guarantor also agrees to pay all costs and
             ------------------
expenses, including reasonable attorneys' fees, actually incurred by the Lender if any action or proceeding be commenced to enforce any of the obligations of Guarantor hereunder.

         13. Severability. If this Guarantee would be held or determined to be
             ------------
void, invalid or unenforceable by reason of the amount of the Guarantor's liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the maximum amount of the liability of the Guarantor under this Guarantee shall, without any further action by the Guarantor, the Lender or any other Person, be automatically limited and reduced to an amount which is valid and enforceable.

         14. Notices and Addresses. All notices, demands or requests provided
             ---------------------
for or permitted to be given pursuant to this Guarantee shall be deemed to have been properly given or served by personal delivery, by telecopy with telephone or telecopied confirmation of receipt, or by depositing in the United States mail, postpaid and registered or certified, return receipt requested, and addressed to the addresses set forth below. All notices, demands and requests shall be effective upon being personally delivered at the address specified herein, upon confirmation of receipt by telecopy, or upon being deposited in the United States mail. The time period for which a response to any notice, demand or request must be given, if any, shall commence to run from the date of personal delivery at the address specified herein, the date of receipt of telecopy notice, or the date of receipt of the notice, demand, or request, by the addresses thereof as disclosed by the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least ten (10) days' written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Guarantee to change its address or addressee and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guarantee, the addresses of the parties are as follows:

Guarantor:             Marriott MDAH One Corporation
                       10400 Fernwood Road
                       Bethesda, Maryland 20058
                       Attention:  Assistant General Counsel,
                                   Corporate Finance
                       Telecopier: (301) 380-3588

Lender:                The Citizens and Southern National Bank
                       Sixth Floor
                       35 Broad Street
                       Atlanta, Georgia 30303
                       Attention:  Ms. Teresa A. Radzinski
                       Telecopier: (404) 581-3398

          15. Time of the Essence. Time is hereby declared to be of the essence
              -------------------
of this Guarantee and any part hereof.

          IN WITNESS WHEREOF, the Guarantor has duly executed and sealed this Guarantee the day and year first above written.


                                  MARRIOTT MDAH ONE CORPORATION



[SEAL]                            By: /s/ Carolyn A. Burris
                                     -------------------------------------------
                                     Carolyn A. Burris
                                     Vice President

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